                                                                   EXHIBIT 11

                        HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                       COMPUTATION OF EARNINGS PER SHARE (UNAUDITED)

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                          For the six months ended June 30,
                                                                1997            1996
---------------------------------------------------------------------------------------------
Net earnings                                               $  22,013,000      $  12,793,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Primary:

    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,053,000         44,330,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
    Earnings per share                                     $        0.48      $        0.29
                                                          ----------------   ----------------
                                                          ----------------   ----------------

Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end                      45,582,000         43,023,000

  Additional dilutive effect of outstanding options
    (as determined by the application of the treasury
    stock method)                                              1,281,000          1,114,000

  Changes in Common Stock for issuance                          (810,000)           193,000

                                                          ----------------   ----------------
    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,053,000         44,330,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Fully Diluted:

    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,146,000         44,410,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
    Earnings per share                                     $        0.48      $        0.29
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end                      45,582,000         43,023,000

  Additional dilutive effect of outstanding options
    (as determined by the application of the treasury
    stock method)                                              1,296,000          1,175,000

  Changes in Common Stock for issuance                          (732,000)           212,000

                                                          ----------------   ----------------
    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,146,000         44,410,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------

Note: Share and option amounts have been restated for all periods presented to include the shares and options of AVEMCO Corporation prior to its combination with the Company (see notes 1 and 3 to the condensed consolidated financial statements).

                                                 EXHIBIT 11

HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

COMPUTATION OF EARNINGS PER SHARE (UNAUDITED)

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                                         For the three months ended June 30,
                                                                1997            1996
---------------------------------------------------------------------------------------------

Net earnings                                                $  8,982,000      $    642,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Primary:

    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,383,000        44,263,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
    Earnings per share                                      $       0.19      $       0.01
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end                      45,582,000        43,023,000

  Additional dilutive effect of outstanding options
    (as determined by the application of the treasury
    stock method)                                              1,263,000         1,166,000

  Changes in Common Stock for issuance                          (462,000)           74,000
                                                          ----------------   ----------------

    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,383,000        44,263,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Fully Diluted:

    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,482,000        44,279,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------
    Earnings per share                                      $       0.19      $       0.01
                                                          ----------------   ----------------
                                                          ----------------   ----------------
Reconciliation of number of shares outstanding:

  Common Stock outstanding at period end                      45,582,000         43,023,000

  Additional dilutive effect of outstanding options
    (as determined by the application of the treasury
    stock method)                                              1,296,000          1,180,000

  Changes in Common Stock for issuance                          (396,000)            76,000
                                                          ----------------   ----------------
    Weighted average Common Stock and common stock
      equivalents outstanding                                 46,482,000         44,279,000
                                                          ----------------   ----------------
                                                          ----------------   ----------------

Note: Share and option amounts have been restated for all periods presented to include the shares and options of AVEMCO Corporation prior to its combination with the Company (see notes 1 and 3 to the condensed consolidated financial statements).